UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

May 20, 2014

UPPERSOLUTION.COM

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-190658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 Lake Mead Parkway #2240

Henderson, NV 89015

(Address of Principal Executive Offices) (Zip Code)

702-586-1338

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On May 20, 2014, Board of Directors of the Registrant dismissed Goldman Accounting Services CPA, PLCC, its independent registered public account firm.

On the same date, May 20, 2014, the accounting firm of Weinberg & Baer LLCC was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Goldman Accounting Services CPA, PLLC and the engagement of Weinberg & Baer LLCC as its independent auditor. None of the reports of Goldman Accounting Services CPA, PLLC on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its S-1 for the year ended 5/31/13 and interim report for 11/30/13 a going concern qualification in the registrant's audited financial statements.

During the registrant's most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Goldman Accounting Services CPA, PLLC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Goldman Accounting Services CPA, PLCC’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Goldman Accounting Services CPA, PLLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On May 20, 2014, the registrant engaged Weinberg & Baer LLCC’s as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Weinberg & Baer LLCC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No.	Exhibits

16.1	Letter from Goldman Accounting Services CPA, PLLC, dated May 29, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2014

By: /s/ Yosef Dasuka
Name: Yosef Dasuka
Title: President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Goldman Accounting Services CPA, PLLC, dated May 29, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K.